                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 2001
                                                        ------------------

                              SunTrust Banks, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                      001-08918                 58-1575035
-----------------------------   ------------------------   ---------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


303 Peachtree St., N.E., Atlanta, Georgia                                30308
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (404) 588-7711
                                                   ---------------

Item 5. OTHER EVENTS

     On September 25, 2001, SunTrust Bank, a wholly-owned subsidiary of the registrant ("SunTrust"), entered into a Purchase and Assumption Agreement (the "Purchase Agreement"), by and between Huntington Bancshares Incorporated ("Huntington"), The Huntington National Bank ("HNB") and SunTrust, which provides for the acquisition by SunTrust of certain assets, deposits, and other liabilities held in connection with Huntington's retail and corporate branch banking business in the State of Florida (the "Purchase"). A copy of the joint press release issued by the parties in connection with the Purchase is attached hereto as Exhibit 99.1. On September 26, 2001, SunTrust held an analyst and investor meeting by telephone during which SunTrust discussed the Purchase. A copy of the presentation materials discussed at the meeting is attached hereto as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SUNTRUST BANKS, INC.
                                    (Registrant)

Date: September 26, 2001            By:
                                       -----------------------------------------
                                       Raymond D. Fortin
                                       Senior Vice President

                               Index of Exhibits
                               -----------------

Exhibit 99.1                Press Release

Exhibit 99.2                Analyst/Investor Presentation